UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Constellation Energy Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

To Be Held On:

May 27, 2011 at 9:00 a.m.

Sky Lobby Conference Room, 750 East Pratt Street, Baltimore, Maryland

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

2011 Annual Meeting of Shareholders

Your Vote is Important

Dear Shareholder:

Our 2011 annual meeting of shareholders will be held at the time and place set forth above. By furnishing this notice in lieu of mailing paper copies of our proxy materials, we are lowering the costs and reducing the environmental impact of our annual meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting by telephone or Internet at http://www.amstock.com/proxyservices/constellation.

If you want to receive a paper or email copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed on the reverse side before May 16, 2011.

Thank you for your participation,

Constellation Energy Group, Inc.

Note: Please retain and use this Notice as an admission ticket if you plan to attend the annual meeting. If you need directions to the meeting site, please contact Investor Relations at (410) 470-6440 or investorrelations@constellation.com.

See reverse side for:	• Important information on how to access our proxy materials and vote on the proposals
• A description of the proposals being presented at the annual meeting

TO VIEW PROXY MATERIALS ONLINE:

Please visit http://www.amstock.com/proxyservices/constellation, where the following materials are available for view:

•	Proxy Statement

•	2010 Annual Report

TO REQUEST PAPER OR EMAIL COPIES OF PROXY MATERIALS:

WEBSITE:	http://www.amstock.com/proxyservices/constellation
TELEPHONE:	888-Proxy-NA (888-776-9962) or
718-921-8562 (for international callers)
E-MAIL:	info@amstock.com

TO VOTE:
ONLINE: To access your online proxy card, please visit
http://www.amstock.com/proxyservices/constellation and follow the on-screen instructions.
You will need the control number shown on the reverse side to enter your voting instructions.
You may enter your voting instructions up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the annual meeting.

TELEPHONE: To vote by telephone, please visit
http://www.amstock.com/proxyservices/constellation to obtain the toll free number to call. You will need the control number shown on the reverse side to enter your voting instructions. You may vote by telephone up until 11:59 PM Eastern Time the day before the meeting date.

MAIL: You may request a proxy card by following the instructions above.

PROPOSALS

2.   Ratification of PricewaterhouseCoopers LLP as   independent registered public accounting firm   for 2011.

3.   Advisory vote on compensation of named   executive officers.

4.   Advisory vote on frequency of advisory vote on   compensation of named executive officers.

1. The election of directors for a term to expire in 2012.

NOMINEES:	Yves C. de Balmann
Ann C. Berzin
James T. Brady
James R. Curtiss
Freeman A. Hrabowski, III
Nancy Lampton
	Robert J. Lawless	The Board of Directors recommends a vote “FOR” all director nominees, “FOR” Proposal 2, “FOR” Proposal 3 and for “1 YEAR” for Proposal 4.
Mayo A. Shattuck III
John L. Skolds
Michael D. Sullivan

Please note that you cannot use this notice to vote by mail.